UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 10, 2020 (December 8, 2020)

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Coca-Cola Plaza
Atlanta, Georgia		30313
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
Floating Rate Notes Due 2021	KO21C	New York Stock Exchange
0.75% Notes Due 2023	KO23B	New York Stock Exchange
0.500% Notes Due 2024	KO24	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2020, the Talent and Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Coca-Cola Company (the “Company”) adopted (i) an amendment and restatement of the Performance Incentive Plan of The Coca-Cola Company (the “A&R Performance Incentive Plan”), and (ii) an amendment and restatement of The Coca-Cola Company 2014 Equity Plan (the “A&R Equity Plan”), each effective as of January 1, 2021. The A&R Performance Incentive Plan and the A&R Equity Plan contain certain administrative and technical changes, including (i) removal of provisions that no longer apply due to the elimination, as part of the Tax Cuts and Jobs Act of 2017, of the exception for performance-based compensation from the deductibility limitation in Section 162(m) under the Internal Revenue Code of 1986, and (ii) updates to metrics or defined terms to support plan flexibility and administrative practices. The A&R Performance Incentive Plan also reflects the removal of a retirement rule that required prorated payment of certain awards to any plan participant who terminated employment with the Company after attaining age 55, with at least 10 years of service to the Company.

The A&R Performance Incentive Plan and the A&R Equity Plan were approved by the Compensation Committee pursuant to the authority granted to the Compensation Committee under the terms of each of the respective plans. The nature of these amendments did not require shareowner approval under the terms of the plans, applicable law or the rules of the New York Stock Exchange.

The foregoing descriptions of the A&R Performance Incentive Plan and the A&R Equity Plan are qualified in their entirety by reference to the A&R Performance Incentive Plan and the A&R Equity Plan, respectively, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Performance Incentive Plan of The Coca-Cola Company, as amended and restated as of January 1, 2021.
10.2	The Coca-Cola Company 2014 Equity Plan, as amended and restated as of January 1, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date:	December 10, 2020	By:	/s/ John Murphy
John Murphy Executive Vice President and Chief Financial Officer